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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                            RIM SEMICONDUCTOR COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


              Utah                                      95-4545704
-----------------------------------------------------------------------------
  (State or other jurisdiction                        (IRS Employer
       of incorporation)                           Identification No.)

                                    000-21875
                          ----------------------------
                            (Commission File Number)

                 305 NE 102ND AVE, SUITE 105, PORTLAND, OR 97220
          (Address of principal executive offices, including Zip Code)

                                 (503) 257-6700
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

On February 1, 2006, Brad Ketch, the President and Chief Executive Officer of Rim Semiconductor Company (the "Company") issued a letter to the Company's shareholders on the Company's website (www.rimsemi.com). The letter addresses several of the Company's recent developments and prospects.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

EXHIBIT
NUMBER         DESCRIPTION
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99.1           Letter to Shareholders, dated February 1, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rim Semiconductor Company


Dated: February 1, 2006                By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer


EXHIBIT
NUMBER         DESCRIPTION
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99.1           Letter to Shareholders, dated February 1, 2006.